Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.9231%



        Excess Protection Level
          3 Month Average  5.07%
          June, 1998  4.64%
          May, 1998  4.81%
          April, 1998  5.78%


        Cash Yield                                  17.67%


        Investor Charge Offs                        5.10%


        Base Rate                                   7.92%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,536,555,660.02